Exhibit 99.3

WARRANT CANCELLATION AGREEMENT

This Warrant Cancellation Agreement (this “Agreement”), dated as of May 4, 2006 (the "Effective Date"), is executed and delivered to PAINCARE HOLDINGS, INC. a corporation organized under the laws of the State of Florida, (the "Company"), in connection with each of those certain warrants issued to Islandia, L.P. (“Islandia”) as set forth on Annex A hereto (the “Warrants”).

WHEREAS, the Company has informed Islandia that it wishes to cancel the Warrants (the “Cancellation”); and

WHEREAS, in exchange for the Cancellation, the Company has agreed to issue to Islandia 385,000 fully paid and nonassessable restricted shares of the common stock of the Company, with a par value of $0.001 (the “Common Stock”)(the “Closing Shares”); and

WHEREAS, in connection with the issuance to Islandia of the Closing Shares, the Company has agreed to grant to Islandia certain registration rights in respect of such Closing Shares.

NOW, THEREFORE, in consideration of the above, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Warrant Cancellation. The Company and Islandia hereby agree that i) the Company shall deliver the Closing Shares to Islandia within three business days of receipt of the approval of the American Stock Exchange to the issuance of the Closing Shares ("AMEX Approval"); and ii) upon receipt by Islandia of the Closing Shares, Islandia will promptly surrender to the Company the Warrants, as originally executed by the Company, marked cancelled (or such other indicia of cancellation reasonably satisfactory to the Company). Islandia shall have the right to exercise any or all of the Warrants up until receipt of the Closing Shares.

2. Company Representations, Warranties and Covenants.

(a) The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act and the Company has timely filed (or has otherwise cured all late filings to the satisfaction of the Securities and Exchange Commission (the “SEC”)) all proxy statements, reports, schedules, forms, statements and other documents required to be filed by it under the Exchange Act; other than in respect of i) its annual report on Form 10-K for the Company’s fiscal year ended December 31, 2005; ii) its quarterly report on Form 10-Q for the Company’s fiscal quarter ended March 31, 2006, and iii) prior periodic reports filed by the Company with the SEC which the SEC requires the Company to amend as a result of the Company's restatement of its financial statements as set forth in the Company's annual report on Form 10-K for the Company’s fiscal year ended December 31, 2005.

(b) The Company will not issue any stop transfer order or other order impeding the sale and delivery of any of the Closing Shares at such time as such Closing Shares are registered for public sale or an exemption from registration is available, except as required by federal or state securities laws.

(c) The Company agrees that upon issuance, the Closing Shares shall bear a legend which shall be in substantially the following form until such shares are covered by and sold under an effective registration statement filed with the SEC:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE, STATE SECURITIES LAWS. THESE SHARES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO PAINCARE HOLDINGS, INC. THAT SUCH REGISTRATION IS NOT REQUIRED.”

Notwithstanding anything herein to the contrary and except with respect to the registration rights and registration obligations pursuant to that certain Securities Purchase Agreement dated December 2003, by and among the Company, Islandia and the other purchasers signatory thereto (the "SPA"), and that certain registration rights agreement dated December 2003, by and among the Company, Islandia and the other purchasers signatory thereto (the "RRA"), which are superseded by Section 3 below, the Shares shall be deemed to be “Underlying Shares” under the terms of the SPA and the Company’s obligations under the SPA with respect to Underlying Shares, including the obligation to remove legends pursuant to SPA Section 4.1, shall remain in effect with respect to the Shares.

3. Registration Rights.

(a) Piggy Back. The Company hereby agrees that if at any time after the date hereof there is not an effective registration statement covering all of the Closing Shares and the Company shall determine to prepare and file with the Securities and Exchange Commission (the "SEC") a registration statement relating to an offering for its own account or the account of others under the Securities Act of 1933, as amended, and any successor statute (the “Securities Act”), of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to Islandia written notice of such determination and, if unless within fifteen (15) days after receipt of such notice Islandia shall elect otherwise in writing, the Company shall include in such registration statement all such Closing Shares not otherwise subject to an effective registration statement, subject to customary underwriter cutbacks applicable to all holders of registration rights.

(b) Demand. The Company hereby grants Islandia one-time demand registration rights to register the Closing Shares for resale under the Securities Act, which demand will be made by written notice from Islandia to the Company (the "Demand Notice") no sooner than 60 days after the effective date of that certain registration statement registering for resale under the Securities Act certain equity securities issued by the Company to certain investors in the Company's December 2005 private placement, and only in the event the Closing Shares have not already been included in a registration statement pursuant to Section 3(a). Upon receipt of a Demand Notice, the Company will, as promptly as practicable, prepare and file with the SEC a registration statement under the Securities Act covering the resale of the Closing Shares and will use its reasonable best efforts to cause such registration statement to become effective as soon as practicable thereafter.

4. Maintenance of Registration Statement; Opinion of Counsel.

(a) From and after the date upon which each registration statement covering any Closing Shares is declared effective by the SEC, the Company agrees to use its reasonable commercial efforts to keep each such registration statement covering such Closing Shares continuously effective under the Securities Act until the date which is the earlier date of when (i) all Closing Shares covered by such registration statement have been sold or (ii) all Closing Shares covered by such registration statement may be sold immediately without registration under the Securities Act and without volume restrictions pursuant to Rule 144(k), as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and Islandia.

(b) Subject to Section 4.1 of the SPA, the Company agrees that within one business day of the effectiveness date of each registration statement covering any Closing Shares, the Company shall cause its counsel to issue a blanket opinion in the form attached hereto as Exhibit A, to the transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by Islandia and confirmation by Islandia that it has complied with the prospectus delivery requirements and applicable law, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 4(b) shall be delivered to Islandia within the time frame set forth above.

5. Indemnification.

(a) In the event of a registration of any Closing Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Islandia, and its officers, directors and each other person, if any, who controls Islandia within the meaning of the Securities Act (collectively the "Islandia Indemnified Parties"), against any losses, claims, damages or liabilities, joint or several, to which such Holder, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Closing Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Islandia Indemnified Parties for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Islandia Indemnified Parties in writing specifically for use in any such document.

(b) In the event of a registration of the Closing Shares under the Securities Act pursuant to this Agreement, Islandia will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties"), against all losses, claims, damages or liabilities, joint or several, to which the Company Indemnified Parties may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by a Islandia Indemnified Party to the Company expressly for use in (and such information is contained in) the registration statement under which such Closing Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company Indemnified Parties for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. Notwithstanding the provisions of this paragraph 5, Islandia shall not be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by Islandia in respect of Closing Shares in connection with any such registration under the Securities Act.

6. Registration Expenses. All expenses relating to the Company’s compliance with paragraph 4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the NASD, transfer taxes, fees of transfer agents and registrars, are called “Registration Expenses”. All selling commissions applicable to the sale of Closing Shares, including any fees and disbursements of any special counsel to Islandia, are called “Selling Expenses.” The Company shall only be responsible for all Registration Expenses, and shall not be responsible for any Selling Expenses or other expenses that are not Registration Expenses.

7. Remedies. In the event of a breach by the Company or by Islandia, of any of their respective obligations under this Agreement, Islandia or the Company, as the case may be, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

8. Disclosure. The Company shall, by the fourth business day following the date of this Agreement, issue a press release or file a Current Report on Form 8-K disclosing all material terms of the transactions contemplated hereby.

9. Miscellaneous. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of and be enforceable by each of the parties hereto and its successors and permitted assigns. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. This Agreement shall be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

IN WITNESS WHEREOF, each of the undersigned has caused this Agreement to be duly executed as of the date first above written.

PAINCARE HOLDINGS, INC.

By: /s/ Mark Szporka
Name: Mark Szporka
Title: Chief Financial Officer

ISLANDIA, L.P.

By: /s/ Edgar R. Berner
Name: Edgar R. Berner
Title: Vice President of JohnLang, Inc.,
General Partners

EXHIBIT A

_________, 200___

[Continental Stock Transfer & Trust Company Two Broadway New York, New York 10004 Attn: William Seegraber]

Re: PAINCARE HOLDINGS, INC. Registration Statement on Form [S-1]

Ladies and Gentlemen:

As counsel to PAINCARE HOLDINGS, INC., a Florida corporation (the “Company”), we have been requested to render our opinion to you in connection with the resale by the individuals or entities listed on Schedule A attached hereto (the “Selling Stockholders”), of an aggregate of __________ shares (the “Shares”) of the Company’s Common Stock.

A Registration Statement on Form [S-1] under the Securities Act of 1933, as amended (the “Act”), with respect to the resale of the Shares was declared effective by the Securities and Exchange Commission on [date]. Enclosed is the Prospectus dated [date]. We understand that the Shares are to be offered and sold in the manner described in the Prospectus.

Based upon the foregoing, upon request by the Selling Stockholders at any time while the registration statement remains effective, it is our opinion that the Shares have been registered for resale under the Act and new certificates evidencing the Shares upon their transfer or reregistration by the Selling Stockholders may be issued without restrictive legend. We will advise you if the registration statement is not available or effective at any point in the future.

Very truly yours,

[Company counsel]

Schedule A to Exhibit A

Shares
Selling Stockholder	R/N/O	Being Offered

Annex A

Paincare Holdings, Inc. Warrants
	Approximate	Total
Warrant Holder	Date of Issuance	# of Underlying Shares	Expiration Date
Islandia L.P.	December 2003	315,829 315,829	12/17/07
Islandia L.P.	December 2003		12/17/07